UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 12, 2005



                              EAGLE BROADBAND, INC.
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                 (State or other jurisdiction of incorporation)



         001-15649                               760494995
         ---------                               ---------
(Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

          On August 12, 2005, the Company entered into a purchase agreement with certain accredited investors for the sale of up to 30 million shares of its common stock, pursuant to Regulation D of the Securities Act of 1933, at a price per share of $0.135, for total gross proceeds of up to $4,050,000. The Company has applied to the American Stock Exchange for approval to have these additional shares listed. The issuance of more than approximately 14.5 million shares may be subject to shareholder approval. The form of purchase agreement is attached hereto as Exhibit 10.l. The Company has agreed to pay The Keystone Equities Group, as the placement agent, a cash fee of 7% of the gross dollar proceeds of the sale of the shares in this placement and issue such agent a five year warrant to purchase a number of shares of Company common stock equal to 5% of the gross proceeds of the offering, divided by $.24, at an exercise price per share of $0.24.


          The Company has agreed to file a registration statement with the Securities and Exchange Commission on or prior to August 26, 2005, in order to register the resale of the shares of common stock to be issued to the investors and the shares issuable to the placement agent upon exercise of its warrant. The form of registration rights agreement with each investor is attached hereto as
Exhibit 10.2.

Item 3.02     Unregistered Sales of Equity Securities

         The Company incorporates by reference Item 1.01 into this Item 3.02.


Item 9.01.     Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

                  Inapplicable.

(b) Pro Forma Financial Information.

                  Inapplicable.

         (c)      Exhibits

         Exhibit Number  Exhibit Description
         -------------   -------------------
              10.1       Form of Stock Purchase Agreement
              10.2       Form of Registration Rights Agreement with Investors

                                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     EAGLE BROADBAND, INC.



                                     By: /s/ DAVID MICEK
                                     ----------------------------------------
                                     President and Chief Executive Officer






DATE: August 18, 2005

                            EXHIBIT INDEX

    Exhibit Number       Exhibit Description
    --------------       -------------------
         10.1            Form of Stock Purchase Agreement
         10.2            Form of Registration Rights Agreement with Investors